UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2012
______________
Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
______________

Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)

(408) 414-9200
(Registrant's telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On May 7, 2012, Power Integrations, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that the Company, through its subsidiaries Power Integrations Netherlands B.V., a Dutch company, and Power Integrations Limited, a Cayman Islands company, acquired CT Concept Technologie AG, a Swiss company (the “Acquisition”). This Current Report on Form 8-K/A amends the Original Form 8-K to provide the financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Audited Financial Statements of Concept Group as of and for the year ended December 31, 2011, and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements of Power Integrations are included as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference:

i. Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2011
ii. Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2011
iii. Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K/A:

Exhibit No.	Description
2.1	Share Purchase Agreement, dated as of March 30, 2012, by and among Power Integrations Netherlands B.V., Power Integrations Limited and Heinz Rüedi.*
23.1	Consent of Independent Auditors
99.1	Concept Group Consolidated Financial Statements as of and for the year ended December 31, 2011.
99.2	Pro Forma Financial Information as of and for the year ended December 31, 2011.

_____________________________________

*Filed as Exhibit 2.1 to the Original Form 8-K. Confidential treatment has been requested for portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Sandeep Nayyar
	Name:	Sandeep Nayyar
	Title:	Chief Financial Officer

 Dated:  July 16, 2012

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement, dated as of March 30, 2012, by and among Power Integrations Netherlands B.V., Power Integrations Limited and Heinz Rüedi.*
23.1	Consent of Independent Auditors
99.1	Concept Group Consolidated Financial Statements as of and for the year ended December 31, 2011.
99.2	Pro Forma Financial Information as of and for the year ended December 31, 2011.
_____________________________________

*Filed as Exhibit 2.1 to the Original Form 8-K. Confidential treatment has been requested for portions of this exhibit.